UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                  F O R M 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                Date of Report
                                 June 27, 1997



                         Abraxas Petroleum Corporation
            (Exact name of registrant as specified in its charter)


                                    Nevada
                (State or other jurisdiction of incorporation)


0-19118                                         74-2584033
(Commission File Number)          (I.R.S. Employer Identification Number)



                       500 N. Loop 1604 East, Suite 100
                           San Antonio, Texas 78232
                   (Address of principal executive offices)


             Registrant's telephone number, including area code:
                                (210) 490-4788



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                            Item 5. OTHER EVENTS.

      (a) On June 23, 1997 Abraxas Petroleum Corporation announced that the company's previously granted Contingent Value Rights (CVR) expired on June 20, 1997 with no issuance of additional shares under the CVR agreement. These rights were granted in a private placement equity sale in November of 1995.












      The following exhibits are filed as part of this report:

NUMBER                                          DOCUMENT

99.5                                      Press release dated June 23, 1997

                                  SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ABRAXAS PETROLEUM CORPORATION



                                    By:   /s/ Chris Williford
                                 Chris Williford
                                          Executive Vice President, Chief
                                          Financial Officer and Treasurer



Dated: June 25, 1997